EX-32.2 5 exhibit32-2.htm CERTIFICATION OF CHIEF FINANCIAL OFFICER
EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Guaranty Bancshares, Inc. (the "Company") on Form 10-Q as of and for the fiscal period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric J. Dosch, Chief Financial Officer of the Company, certify that to the best of my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2026

/s/ Eric J. Dosch
Eric J. Dosch
Chief Financial Officer
Secretary and Treasurer
(Principal Financial & Accounting Officer)